UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

Navient Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

123 Justison Street, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 283-8000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report) ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	NAVI	The Nasdaq Global Select Market
6% Senior Notes due December 15, 2043	JSM	The Nasdaq Global Select Market

ITEM 5.07

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 20, 2020, Navient held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business on March 23, 2020, the record date for the Annual Meeting, 193,814,038 shares of common stock, par value $.01 per share, were issued, outstanding and entitled to vote. At the Annual Meeting, the holders of 175,514,597 shares, or approximately 90%, of the outstanding shares of common stock entitled to vote were represented directly or by proxy. At the Annual Meeting, the following proposals were submitted to a vote of the Company’s shareholders, with the voting results indicated below:

Proposal 1 – Election of Directors. The Company’s shareholders elected the following 9 directors to hold office until the 2021 Annual Meeting of Shareholders and until their successors have been duly elected or appointed:

	For	Against	Abstain	Broker Non-Vote
Frederick Arnold	160,380,439	2,251,720	478,303	12,404,135
Anna Escobedo Cabral	162,574,737	96,728	438,997	12,404,135
Larry Klane	162,410,735	258,438	441,289	12,404,135
Katherine A. Lehman	161,705,239	966,777	438,446	12,404,135
Linda A. Mills	162,476,559	94,117	439,786	12,404,135
John F. Remondi	162,369,164	171,520	569,778	12,404,135
Jane J. Thompson	158,423,529	4,216,698	470,235	12,404,135
Laura S. Unger	162,030,568	641,346	435,548	12,404,135
David L. Yowan	161,240,491	1,429,397	440,574	12,404,135

Proposal 2 – Ratification of the Appointment of KPMG LLP. The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, as follows:

For	Against	Abstain
171,791,149	3,263,941	459,507

Proposal 3 – Non-binding Advisory Vote on Executive Compensation. The Company’s shareholders approved, by a non-binding advisory vote, the compensation of its named executive officers, as follows:

For	Against	Abstain	Broker Non-Votes
158,231,606	4,341,592	537,264	12,404,135

Proposal 4 – Vote to Indicate, on a Non-binding, Advisory Basis, the Preferred Frequency of Shareholder Advisory Votes on the Compensation of Named Executive Officers. A plurality of the Company’s shareholders voted in favor of a One Year frequency for the non-binding vote on executive compensation, as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
148,469,891	57,829	14,112,194	470,548	12,404,135

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

Date: May 22, 2020	By:	/s/ Mark L. Heleen
Mark L. Heleen
Chief Legal Officer